EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GPS Funds I, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR/A of GPS Funds I for the year ended March 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR/A fairly presents, in all material respects, the financial condition and results of operations of GPS Funds I for the stated period.

/s/ Carrie E. Hansen	/s/ Patrick R. Young
Carrie E. Hansen	Patrick R. Young
Principal Executive Officer/President	Vice President/Treasurer
GPS Funds I	GPS Funds I

Dated: 08/05/2024	Dated: 08/05/2024

This statement accompanies this report on Form N-CSR/A pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by GPS Funds I for purposes of Section 18 of the Securities Exchange Act of 1934.

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